Exhibit 99.1


     Cheniere Energy Partners Reports Third Quarter 2007 Results


    HOUSTON--(BUSINESS WIRE)--Nov. 6, 2007--Cheniere Energy Partners, L.P. (AMEX:CQP) reported a net loss of $11.1 million, or $0.07 per limited partner unit (basic and diluted), for the third quarter of 2007. Cheniere Energy Partners ("Cheniere Partners") commenced operations on March 26, 2007 upon successful completion of its initial public offering and the concurrent contribution by its parent, Cheniere Energy, Inc. (AMEX:LNG), of a 100% interest in the 4 billion cubic feet per day Sabine Pass liquefied natural gas ("LNG") receiving terminal currently under construction on the Sabine Pass Channel in western Cameron Parish, Louisiana.

    During the quarter, progress continued and the construction of the Sabine Pass LNG receiving terminal. The Sabine Pass terminal is expected to commence operations in the second quarter of 2008 with initial send out capacity of 2.6 Bcf/d and storage capacity of 10.1 Bcf. Construction is also underway to expand the terminal to a total send out capacity of 4.0 Bcf/d and storage capacity of 16.8 Bcf by second quarter 2009.

    Cheniere Partners' operations for the three-months ended September 30, 2006 resulted in a net loss of $6.8 million. The net loss increase in 2007 is directly related to the $2.032 billion senior notes issued by Cheniere Partners' wholly-owned subsidiary, Sabine Pass LNG, L.P. ("Sabine Pass") in November 2006.

    Cheniere Partners reported restricted cash and securities totaling $885.0 million as of September 30, 2007, including $513.6 million set aside to complete the construction of the Sabine Pass LNG receiving terminal, $284.7 million for interest payments relating to the Sabine Pass senior notes and $86.7 million as a reserve for distributions to the Cheniere Partners' common unit holders.

    Cheniere Energy Partners, L.P. is a Delaware limited partnership. Through its wholly-owned subsidiary, Sabine Pass LNG, L.P., the partnership is developing an LNG receiving terminal located in western Cameron Parish, Louisiana on the Sabine Pass Channel scheduled to commence operations in the second quarter of 2008. Additional information about Cheniere Energy Partners, L.P. may be found on its web site at www.cheniereenergypartners.com.

    For additional information, please refer to the Cheniere Energy Partners, L.P. Quarterly Report on Form 10-Q for the period ended
September 30, 2007, filed with the Securities and Exchange Commission.

    This press release contains certain statements that may include "forward-looking statements" within the meanings of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included herein are "forward-looking statements." Included among "forward-looking statements" are, among other things, (i) statements regarding Cheniere Energy Partners' business strategy, plans and objectives and (ii) statements expressing beliefs and expectations regarding the development of Cheniere Energy Partners' LNG receiving terminal business. Although Cheniere Energy Partners believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Cheniere Energy Partners' actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in Cheniere Energy Partners' periodic reports that are filed with and available from the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Other than as required under the securities laws, Cheniere Energy Partners does not assume a duty to update these forward-looking statements.

    (Financial Table Follows)



                    Cheniere Energy Partners, L.P.
                    Selected Financial Information
               (in thousands, except per unit data) (1)

                             Three Months Ended   Nine Months Ended
                                September 30,        September 30,
                             -------------------  -------------------
                             2007 (2)  2006 (3)   2007 (2)  2006 (3)
                             --------- ---------  --------- ---------


Revenues                     $     --  $     --   $     --  $     --
Operating costs and expenses
    Land Site Rental              371       373      1,142     1,144
    Depreciation, Depletion
     and Amortization              67        13        131        35
    Labor and Overhead
     Charged from Affiliate     2,332       865      5,924     2,972
    Other                         397     4,649        731     5,248
                             --------- ---------  --------- ---------
         Total Operating
          Costs and Expenses    3,167     5,900      7,928     9,399
                             --------- ---------  --------- ---------

Loss from Operations           (3,167)   (5,900)    (7,928)   (9,399)

Interest Expense              (20,570)       --    (70,053)       --
Interest Income                12,625        84     42,020       156
Derivative Loss                    --      (966)        --       (43)
                             --------- ---------  --------- ---------
Net Loss                     $(11,112) $ (6,782)  $(35,961) $ (9,286)
                             ========= =========  ========= =========

Less:
Net loss through March 25,
 2007                                              (12,128)
                                                  ---------
Net loss to partners from
 March 26, 2007 through
 September 30, 2007                               $(23,833)
                                                  =========

Allocation of Net Loss to
 Partners:
         Limited Partners'
          Interest            (10,890)             (23,356)
         General Partner's
          Interest               (222)                (477)
                             ---------            ---------
Net Loss to Partners         $(11,112)            $(23,833)
                             =========            =========

Basic and diluted net loss
 per limited partner unit    $  (0.07)            $  (0.14)
                             =========            =========

Weighted average limited
 partners units outstanding
 used for basic and diluted
 net loss per unit
 calculation:
         Common units          26,416               26,416
         Subordinated units   135,384              135,384




                                September 30, 2007  December 31, 2006
                                        (4)                 (5)
                                ------------------  ------------------
                                   (Unaudited)

  Cash and Cash Equivalents       $             9     $             7
  Restricted Cash and Cash
   Equivalents                            190,276             176,324
  Other Current Assets                      8,599               5,990
  Non-Current Restricted Cash,
   Cash Equivalents and Treasury
   Securities                             694,684             982,613
  Property, Plant and Equipment,
   Net                                  1,005,877             651,676
  Debt Issuance Costs, Net                 30,859              33,970
  Advances Under Long-Term
   Contracts                               31,457               7,250
  Other Assets                                 66                 284
                                ------------------  ------------------
     Total Assets                 $     1,961,827     $     1,858,114
                                ==================  ==================

  Current Liabilities             $        90,118     $        38,303
  Long-Term Debt                        2,032,264           2,032,000
  Deferred Revenue                         40,000              40,000
  Other Liabilities                         2,515               1,149
  Total Partner's Deficit                (203,070)           (253,338)
                                ------------------  ------------------
     Total Liabilities and
      Partners' Deficit           $     1,961,827     $     1,858,114
                                ==================  ==================




(1) Please refer to Cheniere Energy Partners, L.P. Quarterly Report on Form 10-Q for the period ended September 30, 2007, filed with the Securities and Exchange Commission.

(2) Consolidated operating results of Cheniere Energy Partners, L.P. and its consolidated subsidiaries for the three months ended September 30, 2007. Combined operating results of Cheniere Energy Partners, L.P., Cheniere Energy Investments, LLC, Sabine Pass LNG-GP, Inc., Sabine Pass LNG-LP, LLC and Sabine Pass LNG, L.P. for the nine months ended September 30, 2007.

(3) Combined operating results of Sabine Pass LNG-GP, Inc., Sabine Pass LNG-LP, LLC and Sabine Pass LNG, L.P. for the three and nine months ended September 30, 2006.

(4) Consolidated balance sheet of Cheniere Energy Partners, L.P. and its consolidated subsidiaries at September 30, 2007.

(5) Combined balance sheet of Cheniere Energy Partners, L.P., Cheniere Energy Investments, LLC, Sabine Pass LNG-GP, Inc., Sabine Pass LNG-LP, LLC and Sabine Pass LNG, L.P. at December 31, 2006.



    CONTACT: Cheniere Energy Partners, L.P., Houston
             Christina Cavarretta, 713-375-5100